SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

April 25, 2003

(Date of earliest event reported)

Pittsburgh Financial Corp.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-27522	25-1772349

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1001 Village Run Road, Wexford, Pennsylvania	15090

(Address of principal executive offices)	(Zip Code)

(724) 933-4509

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	The following exhibit is included with this Report:

Exhibit No.	Description

99.1	Press Release, dated April 25, 2003

Item 9.     Regulation FD Disclosure (Results of Operations and Financial Condition)

     On April 25, 2003, Pittsburgh Financial Corp. issued a press release announcing its results of operations for the quarter ended March 31, 2003. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference. This information, which is required by Item 12 of Form 8-K, is being provided under Item 9 pursuant to Commission Release 34-47583.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PITTSBURGH FINANCIAL CORP.

By:	/s/ J. Ardie Dillen Name: J. Ardie Dillen Title: Chairman of the Board, President and Chief Executive Officer

Date: April 28, 2003

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